MUFG Americas Holdings Corporation                     Exhibit 99.2

FINANCIAL SUPPLEMENT MARCH 31, 2015

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					March 31, 2015 from
(Dollars in millions)	March 31, 2015	December 31, 2014 (1)	September 30, 2014 (1)	June 30, 2014 (1)	March 31, 2014 (1)	December 31, 2014	March 31, 2014
Results of operations:
Net interest income	$683	$709	$707	$763	$683	(4)%	—%
Noninterest income	335	352	388	202	181	(5)	85
Total revenue	1,018	1,061	1,095	965	864	(4)	18
Noninterest expense	849	797	765	634	627	7	35
Pre-tax, pre-provision income (2)	169	264	330	331	237	(36)	(29)
(Reversal of) provision for credit losses	3	(1)	1	6	—	400	nm
Income before income taxes and including
noncontrolling interests	166	265	329	325	237	(37)	(30)
Income tax expense	34	117	87	85	70	(71)	(51)
Net income including noncontrolling interests	132	148	242	240	167	(11)	(21)
Deduct: Net loss from noncontrolling interests	5	5	5	4	5	—	—
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$137	$153	$247	$244	$172	(10)	(20)

Balance sheet (end of period):
Total assets	$113,698	$113,662	$110,867	$108,809	$107,231	—	6
Total securities	22,463	22,015	22,522	22,847	23,192	2	(3)
Total loans held for investment	76,808	76,804	74,635	72,369	69,933	—	10
Core deposits (3)	74,190	76,666	73,608	72,058	70,665	(3)	5
Total deposits	82,741	86,004	82,356	81,566	81,179	(4)	2
Long-term debt	8,856	6,972	6,984	6,995	6,545	27	35
MUAH stockholder's equity	15,200	14,922	14,990	14,753	14,403	2	6

Balance sheet (period average):
Total assets	$113,134	$112,589	$109,739	$107,871	$106,491	—	6
Total securities	22,172	22,171	22,592	22,865	22,611	—	(2)
Total loans held for investment	77,305	75,795	73,353	71,104	69,293	2	12
Earning assets	102,645	101,430	98,933	97,405	96,100	1	7
Total deposits	84,088	84,036	82,239	81,221	80,433	—	5
MUAH stockholder's equity	15,069	15,202	14,969	14,657	14,390	(1)	5

Performance ratios:
Return on average assets (4)	0.49%	0.54%	0.90%	0.91%	0.65%
Return on average MUAH stockholder's equity (4)	3.65	4.02	6.60	6.66	4.78
Return on average assets excluding the impact of privatization
transaction and merger costs related to acquisitions (4) (5)	0.53	0.62	0.94	0.95	0.70
Return on average MUAH stockholder's equity excluding the
impact of privatization transaction and merger costs related to
acquisitions (4) (5)	4.51	5.23	7.87	8.02	6.00
Efficiency ratio (6)	83.35	75.07	69.86	65.71	72.61
Adjusted efficiency ratio (7)	74.90	67.24	63.42	60.30	67.95
Net interest margin (4) (8)	2.70	2.81	2.87	3.15	2.87

Capital ratios:

Regulatory:	U.S. Basel III	U.S. Basel I	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (9) (10)	12.68%	n/a	12.66%	12.58%	12.59%
Tier 1 risk-based capital ratio (9) (10)	12.68	12.79%	12.70	12.62	12.62
Total risk-based capital ratio (9) (10)	14.46	14.74	14.60	14.57	14.75
Tier 1 leverage ratio (9) (10)	11.30	11.25	11.43	11.35	11.26

Other:
Tangible common equity ratio (11)	10.69%	10.48%	10.74%	10.78%	10.60%
Tier 1 common capital ratio (9) (10) (12)	n/a	12.74	n/a	n/a	n/a
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized; transitional) (9) (13)	n/a	12.85	n/a	n/a	n/a
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased in) (9) (14)	12.61	12.56	12.47	12.13	11.98

____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 1

MUFG Americas Holdings Corporation and Subsidiaries
Credit Quality (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					March 31, 2015 from
(Dollars in millions)	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2014	March 31, 2014

Credit Data:
(Reversal of) provision for loan losses	$(3)	$9	$(18)	$9	$(16)	(133)%	81%
(Reversal of) provision for losses on unfunded credit commitments	6	(10)	19	(3)	16	160	(63)
Total (reversal of) provision for credit losses	$3	$(1)	$1	$6	$—	400	100

Net loans charged-off (recovered)	$3	$(1)	$12	$7	$(6)	400	150
Nonperforming assets	390	411	428	547	506	(5)	(23)
Criticized loans held for investment (15)	1,327	1,141	1,245	1,450	1,317	16	1

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.69%	0.70%	0.71%	0.77%	0.80%
Nonaccrual loans	147.21	143.35	131.28	108.90	119.58
Allowance for credit losses to (16):
Total loans held for investment	0.90	0.90	0.92	0.97	1.01
Nonaccrual loans	191.20	183.80	171.42	137.13	151.35
Net loans charged-off (recovered) to average total loans held for investment (4)	0.01	—	0.06	0.04	(0.04)
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	0.51	0.53	0.57	0.75	0.72
Nonperforming assets to total assets	0.34	0.36	0.39	0.50	0.47
Nonaccrual loans to total loans held for investment	0.47	0.49	0.54	0.71	0.67

________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 2

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Three Months Ended
(Dollars in millions)	March 31, 2015	December 31, 2014 (1)	September 30, 2014 (1)	June 30, 2014 (1)	March 31, 2014 (1)
Interest Income
Loans	$678	$696	$693	$749	$667
Securities	102	109	113	115	115
Other	3	3	2	3	5
Total interest income	783	808	808	867	787

Interest Expense
Deposits	52	57	58	61	62
Commercial paper and other short-term borrowings	1	1	1	2	1
Long-term debt	47	41	42	41	41
Total interest expense	100	99	101	104	104

Net Interest Income	683	709	707	763	683
(Reversal of) provision for credit losses	3	(1)	1	6	—
Net interest income after (reversal of) provision for credit losses	680	710	706	757	683

Noninterest Income
Service charges on deposit accounts	49	50	52	50	51
Trust and investment management fees	28	26	26	26	26
Trading account activities	8	8	33	14	16
Securities gains, net	3	2	13	1	2
Credit facility fees	30	33	30	31	28
Merchant banking fees	20	35	38	27	24
Brokerage commissions and fees	13	13	14	13	13
Card processing fees, net	8	9	8	9	8
Fees from affiliates (17)	166	168	151	—	—
Other, net	10	8	23	31	13
Total noninterest income	335	352	388	202	181

Noninterest Expense
Salaries and employee benefits	567	527	492	378	388
Net occupancy and equipment	80	76	74	75	71
Professional and outside services	77	72	66	63	55
Intangible asset amortization	10	13	13	13	13
Regulatory assessments	13	13	13	16	15
Other	102	96	107	89	85
Total noninterest expense	849	797	765	634	627

Income before income taxes and including
noncontrolling interests	166	265	329	325	237
Income tax expense	34	117	87	85	70
Net Income including Noncontrolling Interests	132	148	242	240	167
Deduct: Net loss from noncontrolling interests	5	5	5	4	5
Net Income attributable to MUAH	$137	$153	$247	$244	$172
____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 3

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)

(Dollars in millions except for per share amount)	March 31, 2015	December 31, 2014 (1)	September 30, 2014 (1)	June 30, 2014 (1)	March 31, 2014 (1)
Assets
Cash and due from banks	$1,735	$1,759	$1,593	$1,911	$1,792
Interest bearing deposits in banks	2,787	3,930	2,772	2,353	2,883
Federal funds sold and securities purchased under resale agreements	92	62	154	65	32
Total cash and cash equivalents	4,614	5,751	4,519	4,329	4,707
Trading account assets	1,233	1,114	883	941	841
Securities available for sale	13,338	13,724	14,064	14,670	15,366
Securities held to maturity:
Securities held to maturity	9,125	8,291	8,458	8,177	7,826
Loans held for investment	76,808	76,804	74,635	72,369	69,933
Allowance for loan losses	(530)	(537)	(529)	(559)	(557)
Loans held for investment, net	76,278	76,267	74,106	71,810	69,376
Premises and equipment, net	623	621	617	632	641
Goodwill	3,225	3,225	3,227	3,227	3,227
Other assets	5,262	4,669	4,993	5,023	5,247
Total assets	$113,698	$113,662	$110,867	$108,809	$107,231

Liabilities
Deposits:
Noninterest bearing	$29,854	$30,534	$28,676	$27,446	$26,881
Interest bearing	52,887	55,470	53,680	54,120	54,298
Total deposits	82,741	86,004	82,356	81,566	81,179
Commercial paper and other short-term borrowings	3,475	2,704	3,876	2,870	2,660
Long-term debt	8,856	6,972	6,984	6,995	6,545
Trading account liabilities	944	894	596	664	531
Other liabilities	2,266	1,936	1,826	1,717	1,662
Total liabilities	98,282	98,510	95,638	93,812	92,577

Equity
MUAH stockholder's equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,831 shares issued and outstanding as of March 31, 2015 and December 31, 2014; and 136,330,830 as of September 30, 2014, June 30, 2014, and March 31, 2014 respectively	136	136	136	136	136
Additional paid-in capital	7,241	7,232	7,223	7,184	7,196
Retained earnings	8,420	8,283	8,130	7,874	7,630
Accumulated other comprehensive loss	(597)	(729)	(499)	(441)	(559)
Total MUAH stockholder's equity	15,200	14,922	14,990	14,753	14,403
Noncontrolling interests	216	230	239	244	251
Total equity	15,416	15,152	15,229	14,997	14,654
Total liabilities and equity	$113,698	$113,662	$110,867	$108,809	$107,231
____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 4

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	March 31, 2015			December 31, 2014
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (8)	Rate (4)(8)
Assets
Loans held for investment: (18)
Commercial and industrial	$28,394	$223	3.18%	$27,138	$228	3.33%
Commercial mortgage	13,903	115	3.31	13,833	117	3.39
Construction	1,853	14	3.03	1,557	12	3.00
Lease financing	776	10	5.11	810	10	4.97
Residential mortgage	28,766	247	3.43	28,738	253	3.52
Home equity and other consumer loans	3,103	32	4.22	3,137	33	4.20
Loans, before purchased credit-impaired loans	76,795	641	3.36	75,213	653	3.46
Purchased credit-impaired loans	510	38	30.49	582	44	30.08
Total loans held for investment	77,305	679	3.54	75,795	697	3.67
Securities	22,172	106	1.92	22,171	113	2.04
Interest bearing deposits in banks	2,776	2	0.25	2,788	2	0.26
Federal funds sold and securities purchased under resale agreements	97	—	—	149	—	0.05
Trading account assets	196	—	0.70	196	—	0.72
Other earning assets	99	1	2.07	331	1	0.68
Total earning assets	102,645	788	3.09	101,430	813	3.20
Allowance for loan losses	(542)			(533)
Cash and due from banks	1,631			1,727
Premises and equipment, net	621			614
Other assets (19)	8,779			9,351
Total assets	$113,134			$112,589
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$39,713	30	0.31	$39,762	33	0.33
Savings	5,550	1	0.06	5,555	1	0.08
Time	8,975	21	0.93	9,133	23	0.97
Total interest bearing deposits	54,238	52	0.39	54,450	57	0.41
Commercial paper and other short-term borrowings (20)	2,991	1	0.20	3,257	1	0.19
Long-term debt	8,008	47	2.34	6,983	41	2.36
Total borrowed funds	10,999	48	1.76	10,240	42	1.67
Total interest bearing liabilities	65,237	100	0.62	64,690	99	0.61
Noninterest bearing deposits	29,850			29,586
Other liabilities (21)	2,750			2,873
Total liabilities	97,837			97,149
Equity
MUAH Stockholder's equity	15,069			15,202
Noncontrolling interests	228			238
Total equity	15,297			15,440
Total liabilities and equity	$113,134			$112,589

Net interest income/spread (taxable-equivalent basis)		688	2.47%		714	2.59%
Impact of noninterest bearing deposits			0.19			0.19
Impact of other noninterest bearing sources			0.04			0.03
Net interest margin			2.70			2.81
Less: taxable-equivalent adjustment		5			5
Net interest income		$683			$709
____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 5

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	March 31, 2015			March 31, 2014
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (8)	Rate (4)(8)
Assets
Loans held for investment: (18)
Commercial and industrial	$28,394	$223	3.18%	$23,969	$198	3.34%
Commercial mortgage	13,903	115	3.31	13,230	119	3.61
Construction	1,853	14	3.03	946	8	3.67
Lease financing	776	10	5.11	849	11	5.41
Residential mortgage	28,766	247	3.43	25,990	238	3.66
Home equity and other consumer loans	3,103	32	4.22	3,233	32	3.99
Loans, before purchased credit-impaired loans	76,795	641	3.36	68,217	606	3.58
Purchased credit-impaired loans	510	38	30.49	1,076	61	22.90
Total loans held for investment	77,305	679	3.54	69,293	667	3.88
Securities	22,172	106	1.92	22,611	120	2.12
Interest bearing deposits in banks	2,776	2	0.25	3,565	2	0.25
Federal funds sold and securities purchased under resale agreements	97	—	—	131	—	0.18
Trading account assets	196	—	0.70	267	2	3.08
Other earning assets	99	1	2.07	233	1	1.40
Total earning assets	102,645	788	3.09	96,100	792	3.31
Allowance for loan losses	(542)			(577)
Cash and due from banks	1,631			1,499
Premises and equipment, net	621			645
Other assets (19)	8,779			8,824
Total assets	$113,134			$106,491
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$39,713	30	0.31	$37,519	36	0.38
Savings	5,550	1	0.06	5,572	1	0.11
Time	8,975	21	0.93	11,214	25	0.92
Total interest bearing deposits	54,238	52	0.39	54,305	62	0.47
Commercial paper and other short-term borrowings (20)	2,991	1	0.20	2,632	1	0.21
Long-term debt	8,008	47	2.34	6,546	41	2.47
Total borrowed funds	10,999	48	1.76	9,178	42	1.82
Total interest bearing liabilities	65,237	100	0.62	63,483	104	0.66
Noninterest bearing deposits	29,850			26,128
Other liabilities (21)	2,750			2,237
Total liabilities	97,837			91,848
Equity
MUAH Stockholder's equity	15,069			14,390
Noncontrolling interests	228			253
Total equity	15,297			14,643
Total liabilities and equity	$113,134			$106,491

Net interest income/spread (taxable-equivalent basis)		688	2.47%		688	2.65%
Impact of noninterest bearing deposits			0.19			0.19
Impact of other noninterest bearing sources			0.04			0.03
Net interest margin			2.70			2.87
Less: taxable-equivalent adjustment		5			5
Net interest income		$683			$683
____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 6

MUFG Americas Holdings Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)

(Dollars in millions)	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014

Loans held for investment (period end)
Loans held for investment:
Commercial and industrial	$27,979	$27,623	$26,429	$25,162	$23,654
Commercial mortgage	13,923	14,016	13,766	13,549	13,568
Construction	1,996	1,746	1,436	1,248	1,019
Lease financing	776	800	811	829	845
Total commercial portfolio	44,674	44,185	42,442	40,788	39,086

Residential mortgage	28,558	28,977	28,425	27,619	26,602
Home equity and other consumer loans	3,081	3,117	3,141	3,178	3,194
Total consumer portfolio	31,639	32,094	31,566	30,797	29,796
Loans held for investment, before purchased credit-impaired loans	76,313	76,279	74,008	71,585	68,882
Purchased credit-impaired loans	495	525	627	784	1,051

Total loans held for investment	$76,808	$76,804	$74,635	$72,369	$69,933

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial and industrial	$52	$55	$71	$161	$89
Commercial mortgage	40	40	34	47	46
Total commercial portfolio	92	95	105	208	135

Residential mortgage	221	231	239	243	266
Home equity and other consumer loans	39	40	46	46	49
Total consumer portfolio	260	271	285	289	315

Nonaccrual loans, before purchased credit-impaired loans	352	366	390	497	450
Purchased credit-impaired loans	9	9	13	17	16
Total nonaccrual loans	361	375	403	514	466

OREO	29	36	25	33	40

Total nonperforming assets	$390	$411	$428	$547	$506

Loans 90 days or more past due and still accruing (22)	$4	$3	$4	$11	$4

__________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 7

MUFG Americas Holdings Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)

	As of and for the Three Months Ended
(Dollars in millions)	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014

Analysis of Allowance for Credit Losses
Balance, beginning of period	$537	$529	$559	$557	$568
(Reversal of) provision for loan losses	(3)	9	(18)	9	(16)
Other	(1)	(2)	—	—	(1)
Loans charged-off:
Commercial and industrial	(1)	(8)	(15)	(6)	(5)
Commercial mortgage	(3)	(1)	—	(2)	(1)
Total commercial portfolio	(4)	(9)	(15)	(8)	(6)
Residential mortgage	(1)	—	—	(2)	(1)
Home equity and other consumer loans	(2)	(2)	(2)	(2)	(2)
Total consumer portfolio	(3)	(2)	(2)	(4)	(3)
Purchased credit-impaired loans	—	—	(1)	—	—
Total loans charged-off	(7)	(11)	(18)	(12)	(9)
Recoveries of loans previously charged-off:
Commercial and industrial	4	10	3	3	11
Commercial mortgage	—	—	2	1	—
Construction	—	—	—	—	3
Total commercial portfolio	4	10	5	4	14
Home equity and other consumer loans	—	2	—	1	1
Total consumer portfolio	—	2	—	1	1
Purchased credit-impaired loans	—	—	1	—	—
Total recoveries of loans previously charged-off	4	12	6	5	15
Net loans recovered (charged-off)	(3)	1	(12)	(7)	6

Ending balance of allowance for loan losses	530	537	529	559	557
Allowance for losses on unfunded credit commitments	158	152	162	145	148
Total allowance for credit losses	$688	$689	$691	$704	$705

Exhibit 8

MUFG Americas Holdings Corporation and Subsidiaries
Securities (Unaudited)

Securities Available for Sale

	March 31, 2015		December 31, 2014		Fair Value	Fair Value
	Amortized	Fair	Amortized	Fair	Change from	% Change from
(Dollars in millions)	Cost	Value	Cost	Value	December 31, 2014	December 31, 2014
Asset Liability Management securities:
U.S. Treasury	$147	$149	$—	$—	$149	100%
Residential mortgage-backed securities:
U.S. government agency and government-sponsored agencies	7,249	7,228	7,649	7,560	(332)	(4)
Privately issued	155	156	166	168	(12)	(7)
Privately issued - commercial mortgage-backed securities	1,573	1,604	1,689	1,691	(87)	(5)
Collateralized loan obligations	2,503	2,487	2,527	2,494	(7)	—
Asset-backed and other	8	9	8	9	—	—
Asset Liability Management securities	11,635	11,633	12,039	11,922	(289)	(2)
Other debt securities:
Direct bank purchase bonds	1,626	1,647	1,719	1,741	(94)	(5)
Other	50	49	53	52	(3)	(6)
Equity securities	8	9	8	9	—	—
Total securities available for sale	$13,319	$13,338	$13,819	$13,724	$(386)	(3)%

Securities Held to Maturity

	March 31, 2015		December 31, 2014		Carrying Amount	Carrying Amount
	Carrying	Fair	Carrying	Fair	Change from	% Change from
(Dollars in millions)	Amount (23)	Value	Amount (23)	Value	December 31, 2014	December 31, 2014
U.S. Treasury	$487	$497	$486	$489	$1	—%
U.S. government-sponsored agencies	497	498	125	125	372	298
U.S. government agency and government-
sponsored agencies - residential mortgage-backed securities	6,421	6,545	5,942	6,013	479	8
U.S. government agency and government-
sponsored agencies - commercial mortgage-backed securities	1,720	1,793	1,738	1,785	(18)	(1)
Total securities held to maturity	$9,125	$9,333	$8,291	$8,412	$834	10%
___________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 9

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	March 31, 2015	December 31, 2014 (1)	September 30, 2014 (1)	June 30, 2014 (1)	March 31, 2014 (1)
Net income attributable to MUAH	$137	$153	$247	$244	$172
Net adjustments for merger costs related to acquisitions, net of tax	6	12	13	15	11
Net adjustments for privatization transaction, net of tax	3	6	(8)	(9)	1
Net income attributable to MUAH, excluding impact of
privatization transaction and merger costs related to acquisitions	$146	$171	$252	$250	$184

Average total assets	$113,134	$112,589	$109,739	$107,871	$106,491
Less: Net adjustments related to privatization transaction	2,235	2,244	2,255	2,260	2,272
Average total assets, excluding impact of privatization transaction	$110,899	$110,345	$107,484	$105,611	$104,219
Return on average assets (4)	0.49%	0.54%	0.90%	0.91%	0.65%
Return on average assets, excluding impact of privatization
transaction and merger costs related to acquisitions (4) (5)	0.53	0.62	0.94	0.95	0.70

Average MUAH stockholder's equity	$15,069	$15,202	$14,969	$14,657	$14,390
Less: Adjustments for merger costs related to acquisitions	(167)	(157)	(147)	(132)	(118)
Less: Net adjustments for privatization transaction	2,276	2,279	2,290	2,297	2,302
Average MUAH stockholder's equity, excluding impact of privatization
transaction and merger costs related to acquisitions	$12,960	$13,080	$12,826	$12,492	$12,206
Return on average MUAH stockholder's equity (4)	3.65%	4.02%	6.60%	6.66%	4.78%
Return on average MUAH stockholder's equity, excluding impact of
privatization transaction and merger costs related to acquisitions (4) (5)	4.51	5.23	7.87	8.02	6.00

Noninterest expense	$849	$797	$765	$634	$627
Less: Staff costs associated with fees from affiliates - support services	112	105	88	—	—
Less: Foreclosed asset expense and other credit costs	1	(2)	(1)	1	—
Less: Productivity initiative costs	28	2	6	4	1
Less: Low income housing credit (LIHC) investment amortization expense	2	4	4	2	3
Less: Expenses of the LIHC consolidated VIEs	9	8	8	8	8
Less: Merger and business integration costs	9	20	22	25	17
Less: Net adjustments related to privatization transaction	8	10	11	10	10
Less: Intangible asset amortization	3	3	3	3	3
Noninterest expense, as adjusted (a)	$677	$647	$624	$581	$585

Total revenue	$1,018	$1,061	$1,095	$965	$864
Add: Net interest income taxable-equivalent adjustment	5	5	6	5	5
Less: Fees from affiliates - support services	121	112	94	—	—
Less: Productivity initiative gains	1	(1)	—	—	—
Less: Accretion related to privatization-related fair value adjustments	1	(1)	4	9	6
Less: Other credit costs	(4)	(6)	17	(2)	2
Total revenue, as adjusted (b)	$904	$962	$986	$963	$861
Adjusted efficiency ratio (a)/(b) (7)	74.90%	67.24%	63.42%	60.30%	67.95%

____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 10

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	March 31, 2015	December 31, 2014 (1)	September 30, 2014 (1)	June 30, 2014 (1)	March 31, 2014 (1)
Total MUAH stockholder's equity	$15,200	$14,922	$14,990	$14,753	$14,403
Less: Goodwill	3,225	3,225	3,227	3,227	3,227
Less: Intangible assets, except mortgage servicing rights (MSRs)	222	233	249	262	275
Less: Deferred tax liabilities related to goodwill and intangible assets	(40)	(99)	(20)	(99)	(102)
Tangible common equity (c)	$11,793	$11,563	$11,534	$11,363	$11,003
Total assets	$113,698	$113,662	$110,867	$108,809	$107,231
Less: Goodwill	3,225	3,225	3,227	3,227	3,227
Less: Intangible assets, except MSRs	222	233	249	262	275
Less: Deferred tax liabilities related to goodwill and intangible assets	(40)	(99)	(20)	(99)	(102)
Tangible assets (d)	$110,291	$110,303	$107,411	$105,419	$103,831
Tangible common equity ratio (c)/(d) (11)	10.69%	10.48%	10.74%	10.78%	10.60%

Tier 1 capital, determined in accordance with U.S. Basel I regulatory requirements	n/a	$12,367	n/a	n/a	n/a
Less: Junior subordinated debt payable to trusts	n/a	51	n/a	n/a	n/a
U.S. Basel I Tier 1 common capital (e)	n/a	$12,316	n/a	n/a	n/a
Common Equity Tier 1 capital under U.S. Basel III (standardized transitional) (f)	$12,480	$12,450	$12,300	$11,964	$11,750
Other (9)	(81)	(117)	(121)	(130)	(138)
Common Equity Tier 1 capital estimated under U.S. Basel III (standardized approach; fully phased-in) (g)	$12,399	$12,333	$12,179	$11,834	$11,612
Risk-weighted assets, determined in accordance with U.S. Basel I regulatory requirements (h)	n/a	$96,663	n/a	n/a	n/a
Add: Adjustments	n/a	205	n/a	n/a	n/a
Risk-weighted assets, estimated under U.S. Basel III (standardized transitional) (i)	$98,398	96,868	$96,239	$94,556	$92,476
Add: Adjustments	(74)	1,301	1,441	2,963	4,427
Total risk-weighted assets, estimated under U.S. Basel III (standardized approach; fully phased in) (j)	$98,324	$98,169	$97,680	$97,519	$96,903
Tier 1 common capital ratio (e)/(h) (9) (10) (12)	n/a	12.74%	n/a	n/a	n/a
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized; transitional) (f)/(i) (9) (13)	n/a	12.85	n/a	n/a	n/a
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased in) (g)/(j) (9) (14)	12.61%	12.56	12.47%	12.13%	11.98%
____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 11

MUFG Americas Holdings Corporation and Subsidiaries
Footnotes

(1)	Prior period amounts have been revised to reflect the January 1, 2015 adoption of Accounting Standards Update 2014-01 related to investments in qualified affordable housing projects.

(2)
Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover loan losses through a credit cycle.

(3)	Core deposits exclude brokered deposits, foreign time deposits and domestic time deposits greater than $250,000.

(4)	Annualized.

(5)
These ratios exclude the impact of the privatization transaction and merger costs related to acquisitions. Management believes that these ratios provide useful supplemental information regarding the Company's business results. Please refer to Exhibit 10 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(6)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income).

(7)
The adjusted efficiency ratio, a non-GAAP financial measure, is adjusted noninterest expense (noninterest expense excluding staff costs associated with fees from affiliates - support services, foreclosed asset expense and other credit costs, certain costs related to productivity initiatives, low income housing credit (LIHC) investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs, privatization-related expenses, and intangible asset amortization) as a percentage of adjusted total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding the impact of fees from affiliates - support services, gains from productivity initiatives related to the sale of certain business units and premises, accretion related to privatization-related fair value adjustments, and other credit costs. Management discloses the adjusted efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our business activities. Please refer to Exhibit 10 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(8)	Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35%.

(9)	Preliminary as of March 31, 2015.

(10)
The capital ratios as of December 31, 2014 are calculated under U.S. Basel I rules. The capital ratios displayed as of March 31, 2015, September 30, 2014, June 30, 2014, and March 31, 2014 are calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' revised capital framework for implementing the final U.S. Basel III regulatory capital rules.

(11)
The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 11 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(12)
The Tier 1 common capital ratio is the ratio of Tier 1 capital, less qualifying trust preferred securities, to risk-weighted assets. The Tier 1 common capital ratio, a non-GAAP financial measure, facilitates the understanding of the Company's capital structure and may be used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 11 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(13)
In December 2014, the Federal Reserve Board approved the Company's request to opt-out of the advanced approaches methodology under U.S. Basel III regulatory capital rules. Common Equity Tier 1 risk-based capital is calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' revised capital framework for implementing the final U.S. Basel III regulatory capital rules. Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital as part of its financial analyses.

(14)
Common Equity Tier 1 risk-based capital (standardized, fully phased-in basis) is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed.  Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital as part of its financial analyses and has included this non-GAAP information, and the corresponding reconciliation from Common Equity Tier 1 capital under U.S. Basel III (standardized transitional) because of current interest in such information by market participants.  Please refer to Exhibit 11 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(15)
Criticized loans held for investment reflects loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.

(16)
The allowance for credit losses ratios include the allowances for loan losses and losses on unfunded credit commitments against end of period total loans held for investment or total nonaccrual loans, as appropriate.

(17)	Fees from affiliates represent income resulting from the July 1, 2014 business integration initiative.

(18)
Average balances on loans held for investment include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(19)	Includes noninterest bearing trading assets.

(20)	Includes interest bearing trading liabilities.

(21)	Includes noninterest bearing trading liabilities.

(22)
Excludes loans totaling $52 million, $65 million, $103 million, $123 million, and $124 million that are 90 days or more past due and still accruing at March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014, and March 31, 2014, respectively, which consist of loans accounted for within loan pools in accordance with the accounting standards for purchased credit-impaired loans. The past due status of individual loans within the pools is not a meaningful indicator of credit quality, as potential credit losses are measured at the loan pool level.

(23)
Carrying amount reflects amortized cost except for balances transferred from available for sale to held to maturity securities. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer.

nm = not meaningful
n/a = not applicable

Exhibit 12